SEMI ANNUAL

                                     REPORT

                               SEPTEMBER 30, 1997



                                TEMPLETON GLOBAL

                              INFRASTRUCTURE FUND







[FRANKLIN TEMPLETON LOGO]

FRANKLIN TEMPLETON

                          [CELEBRATING 50 YEARS LOGO]

                              CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.


In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.





                           [PHOTO OF MARK HOLOWESKO]
                              MARK HOLOWESKO, CFA
                                   President
                        Templeton Global Investment Trust

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Global Infrastructure Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world.


Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Global Infrastructure Fund, which covers the six months ended September 30, 1997. During the reporting period, the U.S. and European economies generally continued to display fundamental strength, while those of many Asian countries weakened. Within this environment, the Fund's Class I shares provided a six-month cumulative total return of 20.09%, as shown in the Performance Summary on page 5, outperforming the Morgan Stanley Capital International(R) (MSCI) World Index, which posted a gain of 18.58% for the same period.(1)

Propelled by the U.S. economy's relatively moderate growth and modest inflation, U.S. stock markets reached record highs. Much of the Fund's strong performance resulted from its U.S. exposure (20% of total net assets at the end of the period). For example, our holdings in Bay Networks Inc.(2), a network equipment provider, doubled in price during the period.


CONTENTS


Shareholder Letter .....     1

Performance Summary ....     5

Financial Highlights and
Statement of Investments     9

Financial Statements ...    15

Notes to Financial
Statements .............    18



[FUND CATEGORY PYRAMID CHART]


1. Source: Micropal. Index is unmanaged and includes reinvested dividends.

2. A complete listing of all stocks in the portfolio as of September 30, 1997 begins on page 11.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/97

[PIE CHART]

Europe                                       39.6%
United States                                20.0%
Asia                                         14.6%
Latin America                                13.7%
Australia & New Zealand                       4.3%
Canada                                        4.1%
Short-Term Obligations & Other Net Assets     3.7%


Many European stock markets also performed well, with some registering gains exceeding those of the U.S. stock market. Share prices of both Alcatel Alsthom Cie Generale D'Electricite SA and Nokia, AB, A, providers of telecommunication equipment, appreciated substantially and contributed to the Fund's positive results. During the period, we initiated a position in the Weir Group Plc., a manufacturer of industrial pumps based in the United Kingdom which we considered undervalued.

Asia remained an important area for the Fund, with 14.6% of our assets invested there at the end of the reporting period. However, economic and currency concerns troubled many countries in the region, and the Thai, Malaysian, Philippine, and Indonesian stock markets suffered significant price declines. Fortunately, our exposure to those particular markets was limited. Our larger exposure to China, which represented about 7% of total net assets, proved to be quite beneficial. Excitement about opportunities arising from China's July 1 takeover of Hong Kong fueled a rise in the MSCI China - Non-Domestic Index of 28.23%(3), and the Fund's performance was helped by the stock of Chengdu Telecommunications Cable Co. Ltd., which more than tripled in value during the period.

During the reporting period, a sound economic environment, exchange rate stability, relatively low global interest rates, and continued inflows of money into capital markets helped Latin American stock markets post outstanding gains. For example, Brazil's Bovespa Index appreciated 27.98% in U.S.-dollar terms. Believing it was undervalued and well-positioned to benefit from South American economic growth, we initiated a position in Cia Vale do Rio Doce (CVRD), a Brazilian steel manufacturer.

Although 1998 could potentially be another year of moderate economic growth and modest inflation in the U.S., as well as



3. Source: Micropal. Index is unmanaged and includes reinvested dividends.

continuing economic recovery in Europe, individual stock selection will require extreme diligence on our part. At the end of the reporting period, we were identifying opportunities in Asia more readily than in the past few years. However, one consequence of Asia's economic and currency troubles has been a weakening in some Latin American securities markets due to investor fears that problems in Asia could spill over to other emerging markets. This could provide an opportunity to find new bargains and add to existing positions in Latin America.

Please remember that investing in foreign securities involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Emerging markets are represented in the Fund's portfolio, and these markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Because the Fund focuses on infrastructure-related industries, its return may be more volatile than that of a more broadly diversified investment. These risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,523% in the last 15 years, but has suffered four declines of more than 20% during that time.(4)

This discussion reflects the strategies we employed for the Fund during the reporting period, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected



  TOP 10 HOLDINGS
  9/30/97

  COMPANY,                     % OF TOTAL
  INDUSTRY, COUNTRY             NET ASSETS

Philips Electronics NV,
Electrical & Electronics,
Netherlands                        2.3%

Newbridge Networks Corp.,
Data Processing &
Reproduction, Canada               2.3%

British Steel Plc., ADR,
Metals & Mining,
United Kingdom                     2.2%

YPF Sociedad Anonima, ADR,
Energy Sources, Argentina          2.2%

Gradall Industries Inc.,
Machinery & Engineering, U.S.      2.1%

BG Plc.,
Utilities Electrical & Gas,
United Kingdom                     2.0%

Axa-UAP, SA,
Financial Services, France         2.0%

Oregon Steel Mills Inc.,
Metals & Mining, U.S.              1.9%

Telecom Italia SpA,
Telecommunications, Italy          1.9%

Telebras-Telecomunicacoes
Brasileiras SA,
Telecommunications, Brazil         1.8%



For a complete list of portfolio holdings, see page 11 of this report.



4. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1997.

to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Thank you for your continued support of the Templeton Global Infrastructure Fund. We appreciate your support, welcome your comments, and look forward to serving your investment needs in the future.

Sincerely,



/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Global Investment Trust




/s/ Gary R. Clemons

Gary R. Clemons
Portfolio Manager
Templeton Global Infrastructure Fund

PERFORMANCE SUMMARY



CLASS I

Templeton Global Infrastructure Fund - Class I provided a 20.09% cumulative total return for the six-month period ended September 30, 1997. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include the initial sales charge.

The Fund's share price increased $2.14, from $11.54 on March 31, 1997, to $13.68 on September 30, 1997. During the reporting period, shareholders received distributions totaling 16.0 cents ($0.16) per share, including 10.0 cents ($0.10) in dividend income and 6.0 cents ($0.06) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.

  CLASS I
  Periods ended 9/30/97

                                                                     SINCE
                                                                   INCEPTION
                                      1-YEAR          3-YEAR       (3/14/94)
---------------------------------------------------------------------------
Cumulative Total Return(1)              29.68%         42.86%         47.72%
Average Annual Total Return(2)          22.17%         10.43%          9.77%
Value of $10,000 Investment(3)       $ 12,217       $ 13,465       $ 13,923


1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include the initial sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the indicated periods and include the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 5.75% initial sales charge.

All calculations assume reinvestment of dividend and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

From March 14, 1994 through April 15, 1995, expense reductions by the Fund's Business Manager increased the Fund's total returns.





Past performance is not predictive of future results.

CLASS II

Templeton Global Infrastructure Fund - Class II provided a 19.66% cumulative total return for the six-month period ended September 30, 1997. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

The Fund's share price increased $2.09, from $11.46 on March 31, 1997, to $13.55 on September 30, 1997. During the reporting period, shareholders received distributions totaling 14.65 cents ($0.1465) per share, including 8.65 cents ($0.0865) in dividend income, and 6.0 cents ($0.06) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.




Past performance is not predictive of future results.

  CLASS II
  Periods ended 9/30/97

                                                           SINCE
                                                         INCEPTION
                                             1-YEAR       (5/1/95)
------------------------------------------------------------------
  Cumulative Total Return(1)                   28.68%       48.77%
  Average Annual Total Return(2)               26.37%       17.36%
  Value of $10,000 Investment(3)             $12,637      $14,729



1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the indicated periods and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

All calculations assume reinvestment of dividend and capital gains distributions at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights

                                                                                  CLASS I
                                                       --------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                   SEPTEMBER 30, 1997      --------------------------------------------------
                                                      (UNAUDITED)            1997          1996          1995         1994+
                                               ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period........              $11.54             $10.04         $9.43        $10.01        $10.00
                                               ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................                 .08                .17           .04           .07          .009
 Net realized and unrealized gains
   (losses).................................                2.22               1.45          1.03          (.61)         .001
                                               ------------------------------------------------------------------------------
Total from investment operations............                2.30               1.62          1.07          (.54)          .01
                                               ------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income.......                (.10)              (.07)         (.05)         (.04)           --
 Distributions from net realized gains......                (.06)              (.05)         (.41)           --            --
                                               ------------------------------------------------------------------------------
Total distributions.........................                (.16)              (.12)         (.46)         (.04)           --
                                               ------------------------------------------------------------------------------
Net asset value, end of period..............              $13.68             $11.54        $10.04         $9.43        $10.01
                                               ==============================================================================
Total return*...............................              20.09%             16.22%        11.79%       (5.41)%          .10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........            $ 33,397            $28,011       $21,590       $18,717          $101
Ratios to average net assets:
 Expenses...................................               1.88%**            2.08%         2.37%         3.25%        32.02%**
 Expenses, including waiver.................               1.88%**            2.08%         2.32%         1.25%         1.25%**
 Net investment income......................               1.18%**            1.59%          .40%         1.38%         1.89%**
Portfolio turnover rate.....................              11.14%             23.52%        38.22%         3.21%            --
Average commission rate paid***.............              $.0071             $.0015        $.0083            --            --

 *Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996 disclosure of average commission rate was not required.
 +For the period March 14, 1994 (commencement of operations) to March 31, 1994.
                        See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights (continued)

                                                                                           CLASS II
                                                                           -----------------------------------------
                                                                        SIX MONTHS ENDED           YEAR ENDED MARCH 31,
                                                                       SEPTEMBER 30, 1997         ----------------------
                                                                          (UNAUDITED)               1997         1996+
                                                                       -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period............................              $11.46                 $9.99         $9.73
                                                                   -----------------------------------------------------
Income from investment operations:
 Net investment income (loss)...................................                 .03                   .11          (.02)
 Net realized and unrealized gains..............................                2.21                  1.43           .73
                                                                   -----------------------------------------------------
Total from investment operations................................                2.24                  1.54           .71
                                                                   -----------------------------------------------------
Less distributions:
 Dividends from net investment income...........................                (.09)                 (.02)         (.04)
 Distributions from net realized gains..........................                (.06)                 (.05)         (.41)
                                                                   -----------------------------------------------------
Total distributions.............................................                (.15)                 (.07)         (.45)
                                                                   -----------------------------------------------------
Net asset value, end of period..................................              $13.55                $11.46         $9.99
                                                                   =====================================================
Total return*...................................................              19.66%                15.48%         7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............................              $4,498                $2,844        $1,379
Ratios to average net assets:
 Expenses.......................................................               2.53%**               2.73%         2.97%**
 Net investment income (loss)...................................                .41%**                .98%        (.88)%**
Portfolio turnover rate.........................................              11.14%                23.52%        38.22%
Average commission rate paid***.................................              $.0071                $.0015        $.0083

 *Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
 **Annualized.
***Relates to purchases and sales of equity securities.
 +For the period May 1, 1995 (effective date) to March 31, 1996.
                       See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                     COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 90.1%
AUTOMOBILES 2.3%
Autoliv Inc.....................................................      Sweden                9,800         $   416,500
Weifu Fuel Injection Co. Ltd....................................      China               800,000             453,863
                                                                                                          -----------
                                                                                                              870,363
                                                                                                          -----------
BUILDING MATERIALS & COMPONENTS 4.1%
Anglian Group Plc...............................................  United Kingdom           40,000             151,205
Cementos Diamante SA, ADR, 144A.................................     Colombia               6,300              81,443
*Cementos Paz del Ro SA, ADR, 144A..............................     Colombia              13,438             238,525
Parbury Ltd.....................................................    Australia             803,000             338,056
Svedala Industri, A.............................................      Sweden               28,500             665,071
Unione Cementi Marchino Emiliane (Unicem), di Risp..............      Italy                31,000              96,997
                                                                                                          -----------
                                                                                                            1,571,297
                                                                                                          -----------
BUSINESS & PUBLIC SERVICES 0.9%
Wheelabrator Technologies Inc...................................  United States            21,200             339,200
                                                                                                          -----------
CHEMICALS 0.2%
European Vinyls Corporation Evc International NV................   Netherlands              2,865              67,669
                                                                                                          -----------
CONSTRUCTION & HOUSING 3.6%
City Developments Ltd., fgn.....................................    Singapore              52,000             336,581
Dragados y Construcciones SA....................................      Spain                18,900             422,265
European Techniki...............................................      Greece               25,500              58,029
Kaufman & Broad Home Corp.......................................  United States            13,400             290,613
*Sociedade Construcoes Soares da Costa SA.......................     Portugal              14,200             119,951
*U.S. Home Corp.................................................  United States             3,400             131,325
                                                                                                          -----------
                                                                                                            1,358,764
                                                                                                          -----------
DATA PROCESSING & REPRODUCTION 5.1%
*3com Corp. ....................................................  United States             8,000             410,000
*Bay Networks Inc. .............................................  United States            11,500             444,187
*NCR Corp.......................................................  United States               390              13,626
*Newbridge Networks Corp........................................      Canada               14,400             862,200
*ODS Networks Inc...............................................  United States            16,250             218,359
                                                                                                          -----------
                                                                                                            1,948,372
                                                                                                          -----------
ELECTRICAL & ELECTRONICS 7.9%
Alcatel Alsthom Cie Generale D'Electricite SA...................      France                3,200             425,577
*Antec Corp.....................................................  United States             8,750             102,813
Dongfang Electrical Machinery Co. Ltd., H.......................      China             1,208,000             456,630
*DSC Communications Corp........................................  United States             8,050             216,847
Gold Peak Industries (Holdings) Ltd. ...........................    Hong Kong             352,000             229,723
*Gold Peak Industries (Holdings) Ltd., wts......................    Hong Kong              70,400               7,551
Motorola Inc....................................................  United States             9,200             661,250
Philips Electronics NV..........................................   Netherlands             10,400             880,125
                                                                                                          -----------
                                                                                                            2,980,516
                                                                                                          -----------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.3%
BICC Plc........................................................  United Kingdom           44,300             118,543
                                                                                                          -----------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                     COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
ENERGY SOURCES 3.0%
*Hub Power Co. Ltd., GDR, 144A..................................     Pakistan               9,750         $   325,406
YPF Sociedad Anonima, ADR.......................................    Argentina              22,200             818,625
                                                                                                          -----------
                                                                                                            1,144,031
                                                                                                          -----------
FINANCIAL SERVICES 2.0%
Axa-UAP SA......................................................      France               11,300             758,075
                                                                                                          -----------
FOREST PRODUCTS & PAPER 2.3%
Munksjo AB......................................................      Sweden               39,000             447,336
*PT Inti Indorayon Utama, fgn...................................    Indonesia             235,000              85,714
Weyerhaeuser Co.................................................  United States             6,000             356,250
                                                                                                          -----------
                                                                                                              889,300
                                                                                                          -----------
INDUSTRIAL COMPONENTS 6.6%
BTR Plc.........................................................  United Kingdom          144,200             584,610
*Detroit Diesel Corp. ..........................................  United States            26,501             639,340
*Granges AB.....................................................      Sweden                9,850             179,211
Madeco Manufacturera de Cobre SA, ADR...........................      Chile                14,600             357,700
*Shaw Group Inc.................................................  United States             9,400             206,213
Weir Group Plc. ................................................  United Kingdom          112,800             527,315
                                                                                                          -----------
                                                                                                            2,494,389
                                                                                                          -----------
MACHINERY & ENGINEERING 4.5%
*Gradall Industries Inc.........................................  United States            52,500             780,938
SNC-Lavalin Group Inc., A.......................................      Canada               31,800             344,064
VA Technologie AG...............................................     Austria                2,680             574,555
                                                                                                          -----------
                                                                                                            1,699,557
                                                                                                          -----------
MERCHANDISING 1.0%
Det Danske Traelastkompagni AS..................................     Denmark                4,300             386,616
                                                                                                          -----------
METALS & MINING 6.2%
British Steel Plc., ADR.........................................  United Kingdom           28,700             835,887
Kang Won Industrial Co. Ltd.....................................   South Korea             11,000             120,219
Oregon Steel Mills Inc..........................................  United States            27,100             735,088
Pohang Iron & Steel Co. Ltd. ...................................   South Korea              3,400             271,219
Cia Vale do Rio Doce, Sponsored ADR.............................      Brazil               15,200             371,693
                                                                                                          -----------
                                                                                                            2,334,106
                                                                                                          -----------
MULTI-INDUSTRY 5.1%
Alfa SA de CV, A................................................      Mexico               58,500             549,614
Foster Wheeler Corp. ...........................................  United States             7,500             329,531
Hicom Holdings BHD..............................................     Malaysia              32,000              37,679
La Cemento Nacional CA, GDR.....................................     Ecuador                  400              88,800
La Cemento Nacional CA, GDR, 144A...............................     Ecuador                1,400             310,800
Metra OY, B.....................................................     Finland               20,600             599,783
                                                                                                          -----------
                                                                                                            1,916,207
                                                                                                          -----------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                     COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
REAL ESTATE 0.8%
*MDX Public Co. Ltd., fgn.......................................     Thailand             127,000         $    12,245
Taylor Woodrow Plc..............................................  United Kingdom           97,300             292,520
                                                                                                          -----------
                                                                                                              304,765
                                                                                                          -----------
TELECOMMUNICATIONS 14.8%
AT&T Corp.......................................................  United States             6,250             276,953
BCE Inc.........................................................      Canada               11,800             352,525
*Chengdu Telecommunications Cable Co. Ltd., H...................      China               490,000             213,718
Cpt-Telefonica del Peru SA, B...................................       Peru               115,000             269,338
Koninklijke PTT Nederland.......................................   Netherlands              8,600             337,966
Lucent Technologies Inc.........................................  United States             5,125             417,047
MCI Communications Corp. .......................................  United States            10,000             293,750
*Millicom International Cellular SA.............................    Luxembourg             11,100             579,975
Nokia AB, A.....................................................     Finland                6,900             648,353
Pakistan Telecom Corp. PTC......................................     Pakistan               1,890             182,385
PT Indosat TBK, ADR.............................................    Indonesia                 200               5,250
Tele Danmark AS, B..............................................     Denmark                2,290             120,474
Telebras-Telecomunicacoes Brasileiras SA........................      Brazil            1,065,900             123,076
Telecom Italia SpA..............................................      Italy                33,330             222,689
Telecom Italia SpA, di Risp.....................................      Italy               129,450             504,256
Teledanmark AS, ADS.............................................     Denmark               11,660             311,176
Telefonica de Espana SA.........................................      Spain                20,900             656,669
Telmex-Telefonos de Mexico SA, L, ADR...........................      Mexico                2,010             104,018
                                                                                                          -----------
                                                                                                            5,619,618
                                                                                                          -----------
TRANSPORTATION 6.5%
Air New Zealand Ltd., B.........................................   New Zealand            134,000             345,106
*Fritz Companies................................................  United States            27,200             401,200
Great Eastern Shipping Co. Ltd., GDR 144A.......................      India                46,900             372,855
Guangshen Railway Co. Ltd., ADR.................................      China                20,750             356,641
*GZI Transport Ltd., 144A.......................................      China                86,000              38,065
*GZI Transport Ltd., wts. 144A..................................      China                17,200               1,978
IMC Holdings Ltd................................................    Hong Kong             140,000              68,299
Osprey Maritime Ltd.............................................    Singapore             349,500             358,754
Qantas Airways Ltd., ADR, 144A..................................    Australia              19,300             391,597
*Stena Line AB, B...............................................      Sweden                8,400              37,322
Tranz Rail Holdings Ltd., ADR...................................   New Zealand              5,133              84,695
                                                                                                          -----------
                                                                                                            2,456,512
                                                                                                          -----------
UTILITIES ELECTRICAL & GAS 12.9%
Australian Gas & Light Co.......................................    Australia              70,600             480,676
BG Plc. ........................................................  United Kingdom          175,000             760,256
Central Costanera SA, ADR, 144A.................................    Argentina               9,850             328,128
*Centrica Plc...................................................  United Kingdom          175,000             262,352
*CEZ AS.........................................................  Czech Republic            9,600             307,223
Guangdong Electric Power Development Co Ltd., B, 144A...........      China               816,000             579,995
Hong Kong Electric Holdings Ltd. ...............................    Hong Kong               8,000              29,775

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (continued)

                                                                     COUNTRY            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Iberdrola SA....................................................      Spain                39,600         $   486,809
*Kohinoor Energy Ltd. ..........................................     Pakistan             710,000             259,588
Korea Electric Power Corp. .....................................   South Korea             10,300             228,514
National Power Plc. ............................................  United Kingdom           38,400             352,524
Powergen Plc....................................................  United Kingdom            1,700              20,978
Shandong Huaneng Power Development Co. Ltd., ADR................      China                49,400             484,738
Texas Utilties Holding Co.......................................  United States             8,000             288,000
                                                                                                          -----------
                                                                                                            4,869,556
                                                                                                          -----------
TOTAL COMMON STOCKS AND WARRANTS (COST $27,235,799).............                                           34,127,456
                                                                                                          -----------

PREFERRED STOCKS 6.2%
Banco Bradesco SA, pfd..........................................      Brazil           38,400,000             404,838
Ballast Nedam NV, ctf., conv., pfd..............................   Netherlands              7,608             388,066
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR.............      Brazil                4,305             554,269
Cia de Inversiones en Telecomunicaciones SA, 7.00%,3/03/98,
  conv., pfd....................................................    Argentina               8,300             589,300
Concessioni e Costruzioni Autostrade SpA, B, pfd................      Italy               180,000             402,723
                                                                                                          -----------
TOTAL PREFERRED STOCKS (COST $1,452,162)........................                                            2,339,196
                                                                                                          -----------

                                                                                        PRINCIPAL
                                                                                         AMOUNT**
                                                                                      -----------
SHORT TERM OBLIGATIONS 4.9%
  U.S. GOVERNMENT AND GOVERNMENT AGENCIES
    Federal Farm Credit Banks, 5.50%, 1/02/98...................  United States       $   430,000             430,014
    U.S. Treasury Bills, 5.11% to 5.16% with maturities to
      11/13/97..................................................  United States           339,000             337,604
  +REPURCHASE AGREEMENT
    Aubrey G. Lanston & Co., 6.05%, 10/01/97 (Maturity Value
      $1,114,187) Collateral: U.S. Treasury Note, 6.375%,
      1/15/00...................................................  United States         1,114,000           1,114,000
                                                                                                          -----------
TOTAL SHORT TERM OBLIGATIONS (COST $1,881,433)..................                                            1,881,618
                                                                                                          -----------
TOTAL INVESTMENTS (COST $30,569,394) 101.2%.....................                                           38,348,270
OTHER ASSET, LESS LIABILITIES (1.2%)............................                                             (453,681)
                                                                                                          -----------
TOTAL NET ASSETS 100.0%.........................................                                          $37,894,589
                                                                                                          ===========

 *Non-income producing.
**Securities traded in U.S. dollars.
 +At September 30, 1997, all repurchases agreements held by the Fund had been entered into on that date.
                       See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $30,569,394)..............................  $38,348,270
 Receivables:
  Investment securities sold.........................................................    1,861,108
  Fund shares sold...................................................................       94,244
  Dividends and interest.............................................................       67,171
 Unamortized organization costs......................................................       23,824
                                                                                       -----------
     Total assets....................................................................   40,394,617
                                                                                       -----------
Liabilities:
 Payables:
  Funds advanced by custodian........................................................        1,470
  Investment securities purchased....................................................    2,329,674
  Fund shares redeemed...............................................................       21,341
  Affiliates.........................................................................       60,394
 Accrued expenses....................................................................       87,149
                                                                                       -----------
     Total liabilities...............................................................    2,500,028
                                                                                       -----------
      Net assets, at value...........................................................  $37,894,589
                                                                                       ===========
Net assets consist of:
 Undistributed net investment income.................................................  $   205,400
 Net unrealized appreciation.........................................................    7,778,876
 Accumulated net realized gain.......................................................    1,289,817
 Beneficial shares...................................................................   28,620,496
                                                                                       -----------
     Net assets, at value............................................................  $37,894,589
                                                                                       ===========
CLASS I:
 Net asset value per share ($33,396,479 / 2,441,173 shares outstanding)..............       $13.68
                                                                                       ===========
 Maximum offering price per share ($13.68 / 94.25%)..................................       $14.51
                                                                                       ===========
CLASS II:
 Net asset value per share ($4,498,110 / 332,039 shares outstanding).................       $13.55
                                                                                       ===========
 Maximum offering price per share ($13.55 / 99.00%)..................................       $13.69
                                                                                       ===========

                       See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment income:
(net of $46,534 foreign taxes withheld)
 Dividends................................................................   $  485,114
 Interest.................................................................       40,967
                                                                             ------------
     Total investment income..............................................                 $  526,081
Expenses:
 Management fees (Note 3).................................................      129,448
 Administrative fees (Note 3).............................................       25,887
 Distribution fees (Note 3)
  Class I.................................................................       54,280
  Class II................................................................       18,372
 Transfer agent fees (Note 3).............................................       38,000
 Custodian fees...........................................................        9,525
 Reports to shareholders..................................................       14,850
 Registration and filing fees.............................................       23,000
 Professional fees (Note 3)...............................................       13,075
 Trustees' fees and expenses..............................................        2,225
 Amortization of organization costs.......................................        7,072
 Other....................................................................           73
                                                                             ------------
     Total expenses.......................................................                    335,807
                                                                                           ------------
      Net investment income...............................................                    190,274
                                                                                           ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.............................................................    1,334,218
  Foreign currency transactions...........................................      (17,656)
                                                                             ------------
 Net realized gain........................................................                  1,316,562
 Net unrealized appreciation on investments...............................                  4,684,082
                                                                                           ------------
Net realized and unrealized gain..........................................                  6,000,644
                                                                                           ------------
Net increase in net assets resulting from operations......................                 $6,190,918
                                                                                           ============

                       See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED
                                                                        SEPTEMBER 30, 1997         YEAR ENDED
                                                                           (UNAUDITED)           MARCH 31, 1997
                                                                    -------------------------------------------
Increase in net assets:
 Operations:
  Net investment income..........................................          $    190,274           $    415,433
  Net realized gain from investments and foreign currency
    transactions.................................................             1,316,562                145,720
  Net unrealized appreciation on investments.....................             4,684,082              3,342,267
                                                                    -----------
      Net increase in net assets resulting from operations.......             6,190,918              3,903,420
 Distributions to shareholders from:
  Net investment income
   Class I.......................................................              (241,246)              (154,491)
   Class II......................................................               (23,275)                (3,904)
  Net realized gain
   Class I.......................................................              (147,283)              (111,693)
   Class II......................................................               (16,131)                (7,835)
 Capital share transactions (Note 2)
   Class I.......................................................               219,207              3,041,408
   Class II......................................................             1,057,652              1,218,131
                                                                    -----------
      Net increase in net assets.................................             7,039,842              7,885,036
Net assets:
 Beginning of period.............................................            30,854,747             22,969,711
                                                                    -----------
 End of period...................................................          $ 37,894,589           $ 30,854,747
                                                                    ===========
Undistributed net investment income included in net assets:
 Beginning of period.............................................          $    279,647           $     22,609
                                                                    ===========
 End of period...................................................          $    205,400           $    279,647
                                                                    ===========

                       See notes to financial statements.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (unaudited) (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. FOREIGN CURRENCY TRANSLATION (CONT.):
foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  BENEFICIAL SHARES

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                SEPTEMBER 30, 1997                 MARCH 31, 1997
                                                              --------------------------------------------------------
                       CLASS I SHARES:                         SHARES       AMOUNT             SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold..................................................  314,241    $ 4,023,059         1,086,417    $11,771,822
Shares issued on reinvestment of distributions...............   29,968        368,297            22,841        247,513
Shares redeemed.............................................. (330,327)    (4,172,149)         (832,421)    (8,977,927)
                                                              --------------------------------------------------------
Net increase.................................................   13,882    $   219,207           276,837    $ 3,041,408
                                                              ========================================================

                                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                                SEPTEMBER 30, 1997                 MARCH 31, 1997
                                                              --------------------------------------------------------
                      CLASS II SHARES:                         SHARES       AMOUNT             SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold..................................................   88,701    $ 1,116,911           129,229    $ 1,428,745
Shares issued on reinvestment of distributions...............    3,114         38,023             1,067         11,468
Shares redeemed..............................................   (7,871)       (97,282)          (20,235)      (222,082)
                                                              --------------------------------------------------------
Net increase.................................................   83,944    $ 1,057,652           110,061    $ 1,218,131
                                                              ========================================================

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (unaudited) (continued)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays FT Services its allocated share of an administrative fee based on the Trust's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
           0.15%      First $200 million
          0.135%      Over $200 million, up to and including $700 million
           0.10%      Over $700 million, up to and including $1.2 billion
          0.075%      Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's Shares. Under the Class I distribution plan costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1997, unreimbursed costs were $1,304,827. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $1,399 and $2,017, respectively.

During the period ended September 30, 1997, legal fees of $226 were paid to a law firm in which a officer of the Fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 aggregated $5,893,025 and $3,184,477, respectively.

5.  INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the investment portfolio. At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation.............  $10,043,674
        Unrealized depreciation.............   (2,264,798)
                                              -----------
        Net unrealized appreciation.........  $ 7,778,876
                                              ===========

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP



GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                                                                         10/97.1

TEMPLETON GLOBAL
INFRASTRUCTURE FUND, INC.

PRINCIPAL UNDERWRITER:
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Global Infrastructure Fund, which contains more complete information, including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


413 S97 11/97
TL413 S97                          [Recycle Logo] Printed on recycled paper